UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DCO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2020, the Board of Directors (the “Board”) of Ducommun Incorporated (the “Company”) unanimously adopted and approved the Company’s 2020 Stock Incentive Plan (the “2020 Plan”), subject to stockholder approval, to, among other things, increase the number of shares available for issuance pursuant to the stock incentive plans of the Company by 429,030 shares. The Company’s stockholders approved the 2020 Plan at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) held on May 6, 2020. The 2020 Plan is further described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2020. The foregoing description of the terms of the 2020 Plan is qualified in its entirety by reference to the actual terms of the 2020 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Ducommun Incorporated (the “Company”) held its 2020 Annual Meeting of Shareholders on May 6, 2020 (the “2020 Annual Meeting”). At the 2020 Annual Meeting, the shareholders approved (1) the election of Messrs. Richard A. Baldridge and Stephen G. Oswald as directors to serve for a three-year term ending at the Company’s 2023 Annual Meeting of Shareholders and until their successors have been elected and qualified, (2) approval of the Company’s executive compensation on an advisory basis, (3) approval of the Company’s 2020 Stock Incentive Plan, and (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020. The shareholder vote on these matters was as follows:

	For	Withheld	Broker Non-Votes
Election of Richard A. Baldridge for a three-year term expiring in 2023	9,448,327	63,605	1,267,329
Election of Stephen G. Oswald for a three-year term expiring in 2023	8,692,701	819,231	1,267,329

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s executive compensation on an advisory basis	8,420,236	1,030,499	61,197	1,267,329

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s 2020 Stock Incentive Plan	7,833,366	1,667,702	10,864	1,267,329

	For	Against	Abstain	Broker Non-Votes
Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020	10,653,713	107,035	18,513	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Title or Description

Exhibit 10.1	Ducommun Incorporated 2020 Stock Incentive Plan.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: May 7, 2020	By:	/s/ Christopher D. Wampler
Christopher D. Wampler Vice President, Interim Chief Financial Officer and Treasurer, and Controller and Chief Accounting Officer